Exhibit 99.1

                                  $99,985,071
                                 (Approximate)

                               GreenPoint Credit
                      Manufactured Housing Contract Trust
                   Pass-Through Certificates, Series 1999-4


                            GreenPoint Credit Corp.
                              Servicer and Seller


                                 MBIA Guaranty



               $49,985,071 Floating Rate Class A-1 Certificates
               $50,000,000 Auction Rate Class A-2 Certificates


                            Computational Materials


Neither the Issuer nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Issuer nor the Servicer has prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

----------------------------------------------------------------------------------------------------------
Class A Certificates:       $49,985,071 Class A-1  Certificates, Variable Rate  (Senior Sequential)
                            $50,000,000 Class A-2  Certificates,  Auction Rate  (Senior Sequential)
----------------------------------------------------------------------------------------------------------

Title of Securities:        GreenPoint Credit Manufactured Housing Contract
                            Trust Pass-Through Certificates, Series 1999-4
                            (together, the "Certificates").

Description of Transaction: This MBIA-wrapped transaction has one class of floating rate certificates (Class A-1) and one class of auction rate certificates (Class A-2) and is supported by a contract pool which consists of actuarial and simple interest manufactured housing installment sales contracts, installment loan agreements and certain other assets.

Contract Pool:              The initial contract pool consists of approximately
                            1,931 contracts with an aggregate scheduled principal balance as of August 31, 1999 of approximately $84,101,569.09. An additional 391 contracts having an aggregate original principal balance of approximately $15,883,502.73 will be sold to the Trust on the Closing Date.

Trustee:                    Bank One, National Association

Auction Agent:              Bankers Trust Company.

Broker-Dealer:              Salomon Smith Barney.

Seller and Servicer:        GreenPoint Credit Corp.

Cut-Off Date:               With respect to any contract, the later of (a) end
                            of business on August 31, 1999, or (b) the date such contract was originated.

Pricing Date(1):            Class A-1: September 23/24, 1999. Class A-2:
                            September 23/24, 1999.

Closing Date(1):            September 29, 1999.

Form of Certificates:       Book entry form, same day funds (through DTC,
                            Euroclear and Cedelbank).

Prepayment Pricing Speed:   250% MHP.

Optional Redemption:        10% clean-up call.

Payment Date - Class A-1:   The 15/th/ day of each month or, if such day is not
                            a business day, the next succeeding business day, beginning on October 15, 1999.

Payment Date - Class A-2:   The 20/th/ day of each month or, if such day is not
                            a business day, the next succeeding business day, beginning on October 20, 1999.

Servicing Fee:              100 basis points per annum.




-----------------------------
(1) Subject to change.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Interest Accrual Period:    With respect to each distribution date, the Class A-
                            1 Certificates and the Class A-2 Certificates will accrue interest at a rate equal to the product of
                            (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the principal balance thereof immediately prior to such distribution date. The interest period for the certificates is the period from the applicable preceding distribution date (or from the closing date with respect to the first distribution date) through the day prior to the distribution date.

Pass-Through Rates:         The Class A-1 Pass-Through Rate will be adjusted
                            each month, based on changes in the London Interbank
                            Offered Rate for one-month U.S. dollar deposits.

                            The Class A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and III in the prospectus supplement.

Principal Distribution:     On each distribution date, principal received on the
                            contracts will be distributed to the Class A-1
                            Certificates until the outstanding principal balance thereof has been reduced to zero. Thereafter, principal received on the contracts will be distributed to the Class A-2 Certificates until the outstanding principal balance thereof has been reduced to zero.

Certificate Ratings:        AAA by Standard & Poor's; Aaa by Moody's.

Certificate Insurer:        MBIA Insurance Corporation ("MBIA"). MBIA's claims-
                            paying ability is rated AAA/Aaa by Standard and Poor's and Moody's. Timely interest and principal payments on the Certificates will be guaranteed by MBIA. Payments of Net Funds Cap Carryover Amounts are not guaranteed by MBIA.

ERISA Considerations:       Subject to certain considerations discussed in the
                            prospectus supplement, the Class A-1 and Class A-2
                            Certificates are ERISA eligible.

Taxation:                   REMIC for federal income tax purposes.

Legal Investment:           The Certificates will be SMMEA eligible.

Prospectus:                 The Certificates are being offered pursuant to a
                            Prospectus supplemented by a Prospectus Supplement
                            (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has rece ived the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Payment Date in the following order of priority:

1. to pay interest on the Class A-1 and Class A-2 Certificates, pro rata based on the amount of interest to which they are entitled;

2. to pay principal of the Class A-1 Certificates until the Class A-1 Principal Balance is reduced to zero; then to pay principal of the Class A-2 Certificates until the Class A-2 Principal Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata on the basis of the Class A-1 Net Funds Cap Carryover Amount and Class A-2 Net Funds Cap Carryover Amount, respectively; and,

5.  to pay any remaining available funds to the holder of the Class R
    Certificate.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


  Characteristics of GreenPoint Manufactured Housing Collateral

                                          GPC 99-4
   ------------------------------------   -----------------------------
   Principal Amount ($MM)                 $84,101,569.09 (1)
   Number of Loans                        1,931
   Average Loan Balance                   $43,553

   Wtd. Avg. Rem. Term                     323 months
   Wtd. Avg. Seasoning                     0.81 months
   Wtd. Avg. APR                           9.802%
   Wtd. Avg. LTV                           89.04%
   Percent LTV>90.5 % (by $)               28.7%
   % New Contracts (by $)                  80.3%
   Top 5 States                            14.7% SC
                                           7.22% TX
                                           6.79% MI
                                           5.71% MO
                                           5.29% KY
   Wtd. Avg. Periodic Cap                  2.00%
   Wtd. Avg. Lifetime Cap                  14.796%
   Index                                   1-year CMT
   Wtd. Avg. Margin                        5.699%

The Additional Contract Pool

The additional collateral of approximately $15,883,502.73 will include approximately $7,240,601 of 12 Month LIBOR indexed collateral with the following approximate characteristics.

   Wtd. Avg. APR                           10.073 %
   Wtd. Avg. Periodic Cap                  2.000 %
   Wtd. Avg. Lifetime Cap                  15.073 %
   Wtd. Avg. Margin                        5.724%
   Index                                   12 Month LIBOR

-------------------------------
/1/ Initial pool balance. Total balance will equal approximately $99,985,071.82. This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Geographical Distribution of Manufactured Homes


                      Count         Scheduled Balance
                                                              % by  Balance
----------------------------------------------------------------------------
Alabama                  44           $1,705,992.15                    2.03%
Arizona                  94           $4,254,940.22                    5.06%
Arkansas                 20             $696,360.79                    0.83%
California                6             $476,669.90                    0.57%
Colorado                 15             $769,989.32                    0.92%
Delaware                  1              $64,336.50                    0.08%
Florida                  27           $1,761,379.90                    2.09%
Georgia                  49           $2,359,595.03                    2.81%
Idaho                    12             $571,800.00                    0.68%
Illinois                 31           $1,296,346.92                    1.54%
Indiana                  61           $3,159,364.06                    3.76%
Iowa                     96           $3,516,474.87                    4.18%
Kansas                   45           $1,841,387.71                    2.19%
Kentucky                106           $4,446,906.18                    5.29%
Louisiana                42           $1,581,837.33                    1.88%
Maine                     1              $25,260.00                    0.03%
Maryland                  9             $388,506.38                    0.46%
Michigan                122           $5,713,953.56                    6.79%
Minnesota                87           $3,305,227.22                    3.93%
Mississippi              29           $1,141,485.96                    1.36%
Missouri                118           $4,805,910.10                    5.71%
Montana                   6             $339,356.03                    0.40%
Nebraska                  2             $103,485.17                    0.12%
Nevada                    5             $239,347.93                    0.28%
New Hampshire             1              $18,560.48                    0.02%
New Mexico                9             $548,150.01                    0.65%
New York                  2             $137,798.53                    0.16%
North Carolina           70           $3,432,964.41                    4.08%
North Dakota             11             $422,788.99                    0.50%
Ohio                     52           $1,772,563.50                    2.11%
Oklahoma                  7             $246,860.77                    0.29%
Oregon                   91           $4,038,525.05                    4.80%
Pennsylvania             19             $895,830.81                    1.07%
South Carolina          281          $12,365,022.78                   14.70%
South Dakota             36           $1,558,639.12                    1.85%
Tennessee                50           $2,105,677.51                    2.50%
Texas                   145           $6,072,553.40                    7.22%
Utah                      3             $107,922.54                    0.13%
Vermont                   1             $103,406.30                    0.12%
Virginia                 14             $801,946.84                    0.95%
Washington               28           $1,394,009.41                    1.66%
West Virginia            11             $401,115.14                    0.48%
Wisconsin                65           $2,775,622.04                    3.30%
Wyoming                   7             $335,698.23                    0.40%
----------------------------------------------------------------------------
Total                 1,931          $84,101,569.09                  100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Distribution of Original Principal Balances


                             Count        Scheduled Balance        % by  Balance
-------------------------------------------------------------------------------
     0 -  5,000                  2              $8,642.09                  0.01%
 5,001 -  7,500                  6             $37,637.21                  0.04%
 7,501 - 10,000                 12            $101,009.04                  0.12%
10,001 - 12,500                 21            $228,684.48                  0.27%
12,501 - 15,000                 25            $347,395.43                  0.41%
15,001 - 17,500                 30            $486,525.49                  0.58%
17,501 - 20,000                 50            $928,529.57                  1.10%
20,001 - 22,500                 60          $1,274,467.43                  1.52%
22,501 - 25,000                 88          $2,085,182.54                  2.48%
25,001 - 27,500                106          $2,766,053.99                  3.29%
27,501 - 30,000                 96          $2,748,266.46                  3.27%
30,001 - 32,500                110          $3,435,002.84                  4.08%
32,501 - 35,000                121          $4,086,802.66                  4.86%
35,001 - 40,000                249          $9,330,734.99                 11.09%
40,001 - 45,000                199          $8,453,890.40                 10.05%
45,001 - 50,000                159          $7,586,127.87                  9.02%
50,001 - 55,000                165          $8,663,322.68                 10.30%
55,001 - 60,000                111          $6,369,233.79                  7.57%
60,001 - 65,000                 73          $4,548,201.39                  5.41%
65,001 - 70,000                 57          $3,842,461.39                  4.57%
70,001 - 75,000                 45          $3,251,972.42                  3.87%
75,001 - 80,000                 38          $2,931,310.33                  3.49%
80,001 - 85,000                 23          $1,899,221.64                  2.26%
85,001 - 167,804                85          $8,690,892.96                 10.33%
--------------------------------------------------------------------------------
 Total                       1,931         $84,101,569.09                100.00%


Distribution of Original Loan-to-Value Ratios


                             Count       Scheduled Balance         % by  Balance
--------------------------------------------------------------------------------
  0.01 - 50.49                  12            $195,859.06                  0.23%
 50.50 - 60.49                  16            $612,821.47                  0.73%
 60.50 - 70.49                  29          $1,074,218.42                  1.28%
 70.50 - 80.49                 174          $7,236,818.45                  8.60%
 80.50 - 85.49                 106          $5,249,296.72                  6.24%
 85.50 - 90.49               1,048         $45,594,085.40                 54.21%
 90.50 - 95.49                 512         $22,764,879.83                 27.07%
 95.50 - 99.44                  34          $1,373,589.74                  1.63%
--------------------------------------------------------------------------------
Total                        1,931         $84,101,569.09                100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Contract Rates


                             Count       Scheduled Balance          % by Balance
--------------------------------------------------------------------------------
   5.75 - 5.99                    2           $229,398.08                  0.27%
   6.00 - 6.24                    2           $171,157.27                  0.20%
   6.25 - 6.49                    1            $84,734.56                  0.10%
   6.50 - 6.74                    6           $611,134.14                  0.73%
   6.75 - 6.99                   12         $1,110,311.76                  1.32%
   7.00 - 7.24                   21         $1,768,500.87                  2.10%
   7.25 - 7.49                   22         $1,731,452.87                  2.06%
   7.50 - 7.74                   17         $1,207,762.14                  1.44%
   7.75 - 7.99                   23         $1,758,250.99                  2.09%
   8.00 - 8.24                   33         $2,423,051.83                  2.88%
   8.25 - 8.49                   46         $3,427,965.56                  4.08%
   8.50 - 8.74                   59         $3,618,176.29                  4.30%
   8.75 - 8.99                   56         $3,021,048.05                  3.59%
   9.00 - 9.24                   62         $3,070,911.51                  3.65%
   9.25 - 9.49                   78         $3,843,502.24                  4.57%
   9.50 - 9.74                  193         $9,050,655.98                 10.76%
   9.75 - 9.99                  154         $6,823,443.73                  8.11%
  10.00 - 10.24                 149         $6,934,213.82                  8.25%
  10.25 - 10.49                 179         $6,853,586.35                  8.15%
  10.50 - 10.74                  84         $3,011,610.90                  3.58%
  10.75 - 10.99                 169         $6,244,386.35                  7.42%
  11.00 - 11.24                  65         $2,592,286.25                  3.08%
  11.25 - 11.49                  78         $3,025,337.86                  3.60%
  11.50 - 11.74                  62         $2,066,982.62                  2.46%
  11.75 - 11.99                  85         $2,298,453.87                  2.73%
  12.00 - 12.24                  58         $1,817,848.93                  2.16%
  12.25 - 12.49                  62         $1,530,372.31                  1.82%
  12.50 - 12.74                  28           $917,906.01                  1.09%
  12.75 - 12.99                  20           $475,992.06                  0.57%
  13.00 - 13.24                  29           $656,774.38                  0.78%
  13.25 - 13.49                  12           $304,060.04                  0.36%
  13.50 - 13.74                  35           $753,213.12                  0.90%
  13.75 - 13.99                  17           $399,833.23                  0.48%
  14.00 - 14.24                   5           $109,099.42                  0.13%
  14.25 - 14.49                   7           $158,153.70                  0.19%
--------------------------------------------------------------------------------
Total                         1,931        $84,101,569.09                100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Remaining Months to Maturity


                             Count      Scheduled Balance          % by  Balance
--------------------------------------------------------------------------------
  31 - 60                       14            $136,241.25                  0.16%
  61 - 90                        7             $90,182.83                  0.11%
  91 - 120                      38            $631,030.41                  0.75%
 121 - 150                      13            $199,421.62                  0.24%
 151 - 180                     128          $2,599,868.78                  3.09%
 211 - 240                     435         $14,064,440.04                 16.72%
 241 - 270                       2             $60,329.40                  0.07%
 271 - 300                     204          $8,702,461.83                 10.35%
 301 - 360                   1,090         $57,617,592.93                 68.51%
--------------------------------------------------------------------------------
Total                        1,931         $84,101,569.09                100.00%


Distribution of Maximum Cap


                             Count      Scheduled Balance          % by  Balance
--------------------------------------------------------------------------------
  10.51 - 11.00                  7            $727,840.48                  0.87%
  11.01 - 11.50                  5            $476,266.53                  0.57%
  11.51 - 12.00                 36          $3,019,880.89                  3.59%
  12.01 - 12.50                 38          $2,860,480.24                  3.40%
  12.51 - 13.00                 53          $4,011,286.37                  4.77%
  13.01 - 13.50                105          $7,046,141.85                  8.38%
  13.51 - 14.00                118          $6,091,959.56                  7.24%
  14.01 - 14.50                271         $12,894,158.22                 15.33%
  14.51 - 15.00                303         $13,757,657.55                 16.36%
  15.01 - 15.50                263          $9,865,197.25                 11.73%
  15.51 - 16.00                233          $8,809,970.10                 10.48%
  16.01 - 16.50                141          $5,119,022.98                  6.09%
  16.51 - 17.00                143          $4,116,302.80                  4.89%
  17.01 - 17.50                 90          $2,448,278.32                  2.91%
  17.51 - 18.00                 49          $1,132,766.44                  1.35%
  18.01 - 18.50                 47          $1,057,273.16                  1.26%
  18.51 - 19.00                 22            $508,932.65                  0.61%
  19.01 - 19.50                  7            $158,153.70                  0.19%
--------------------------------------------------------------------------------
Total                        1,931         $84,101,569.09                100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. On the Closing Date, Contracts in addition to those described in the immediately following table will be sold to the Trust. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Distribution of Gross Margins


                             Count      Scheduled Balance          % by  Balance
--------------------------------------------------------------------------------
  1.51 - 2.00                    7            $727,840.48                  0.87%
  2.01 - 2.50                    5            $476,266.53                  0.57%
  2.51 - 3.00                   36          $3,019,880.89                  3.59%
  3.01 - 3.50                   38          $2,839,851.00                  3.38%
  3.51 - 4.00                   51          $3,910,025.24                  4.65%
  4.01 - 4.50                  109          $7,315,391.22                  8.70%
  4.51 - 5.00                  123          $5,907,363.06                  7.02%
  5.01 - 5.50                  308         $15,000,544.29                 17.84%
  5.51 - 6.00                  372         $15,654,470.12                 18.61%
  6.01 - 6.50                  256          $9,521,847.49                 11.32%
  6.51 - 7.00                  151          $5,656,847.41                  6.73%
  7.01 - 7.50                  173          $5,799,947.93                  6.90%
  7.51 - 8.00                  129          $3,851,236.02                  4.58%
  8.01 - 10.00                 173          $4,420,057.41                  5.26%
--------------------------------------------------------------------------------
Total                        1,931         $84,101,569.09                100.00%


Distribution of Next Adjustment Date


             Count          Scheduled Balance           % by  Balance
---------------------------------------------------------------------
Sep-99           1                 $92,868.74                   0.11%
Oct-99           1                 $65,030.00                   0.08%
Nov-99           7                $526,755.78                   0.63%
Dec-99           9                $680,662.07                   0.81%
Jan-00          22              $1,565,098.83                   1.86%
Feb-00          32              $2,609,829.14                   3.10%
Mar-00          37              $2,860,913.18                   3.40%
Apr-00          31              $2,529,909.71                   3.01%
May-00         330             $14,041,763.98                  16.70%
Jun-00         423             $17,996,397.92                  21.40%
Jul-00         338             $13,598,951.06                  16.17%
Aug-00         377             $15,045,425.81                  17.89%
Sep-00         159              $6,431,698.57                   7.65%
Oct-01           1                 $37,973.67                   0.05%
Jan-02           1                 $19,081.89                   0.02%
Feb-02           1                 $30,396.23                   0.04%
Mar-02           5                $238,797.67                   0.28%
Apr-02           2                 $87,952.81                   0.10%
May-02          42              $1,657,035.39                   1.97%
Jun-02          45              $1,654,340.34                   1.97%
Jul-02          31              $1,132,218.36                   1.35%
Aug-02          28                $869,373.74                   1.03%
Sep-02           8                $329,094.20                   0.39%
----------------------------------------------------------------------
Total        1,931             $84,101,569.09                  100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Tables



Settlement date:            09/29/99
First Payment Date:         Class A-1: 10/15/99       Class A- 10/20/99
                                                      2:

Balance                     Class A-1:                Class A-
                                       49,985,071.00  2:       50,000,000.00

1YR CMT                     5.234
12MO LIBOR                  6.050


--------------------------------
Class A1
--------------------------------
MHP:                      0%      150%      200%      250%     300%     350%
WAL:                    14.12     3.26      2.54      2.08     1.77     1.54
First Payment (months):   1         1         1        1         1        1
Last Payment (months):   252        84        65       53        45       39
Maturity:               Sep-20    Sep-06    Feb-05    Feb-04   Jun-03   Dec-02
------------------------------------------------------------------------------


--------------------------------
Class A2
--------------------------------
MHP:                       0%     150%      200%      250%     300%     350%
To 10% Call
-----------
WAL:                     24.17    13.45     10.80     8.88     7.47     6.42
First Payment (months):   252       84        65       53       45       39
Last Payment (months):    313      231       192      160      135      116
Maturity:                Oct-25   Dec-18    Sep-15   Jan-13   Dec-10   May-09
------------------------------------------------------------------------------


--------------------------------
Class A2
--------------------------------
MHP:                        0%     150%      200%      250%     300%     350%
To Maturity
-----------
WAL:                       24.31   14.14     11.62     9.72      8.28     7.16
First Payment (months):     252      84        65       53        45       39
Last Payment (months):      349     349        349      349       349      349
Maturity:                 Oct-28   Oct-28    Oct-28    Oct-28   Oct-28   Oct-28
-------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.